Exhibit 99.1

MERCK & CO., INC.
2021 QUARTERLY AND ANNUAL GAAP TO NON-GAAP RECONCILIATIONS - CONTINUING OPERATIONS
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)

In 2022, the Company will be changing the treatment of certain items for purposes of its non-GAAP reporting. Historically, Merck’s non-GAAP results excluded expenses for upfront and milestone payments related to collaborations and licensing agreements, as well as charges related to pre-approval assets obtained in transactions accounted for as asset acquisitions, to the extent the charges were considered by the Company to be significant to the results of a particular period (as well as any related adjustments recorded in a subsequent period). Beginning in 2022, Merck’s non-GAAP results will no longer exclude charges related to these items. This change does not affect previously reported first quarter 2021 non-GAAP results as the Company had no significant charges related to those items during that period. However, the change does affect previously reported non-GAAP results for other periods of 2021 as set forth below.

The table below reflects the reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. As the results of the businesses contributed to Organon & Co. in the June 2021 spin-off are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP as Previously Reported	Impact of Non-GAAP Reporting Changes		Revised Non-GAAP as Recast
Full Year 2021
Cost of sales	$13,626	1,607		160				221	(3)	1,988	$11,638			$11,638
Selling, general and administrative	9,634	322		19						341	9,293			9,293
Research and development	12,245	479		28				1,661	(4)	2,168	10,077	(1,661	)(4)	11,738
Restructuring costs	661			661						661	-			-
Other (income) expense, net	(1,341)	76				(1,884)				(1,808)	467			467
Income From Continuing Operations Before Taxes	13,879	(2,484)		(868)		1,884		(1,882)		(3,350)	17,229	1,661		15,568
Income Tax Provision (Benefit)	1,521	(446	)(5)	(121	)(5)	415	(5)	(261	)(5)	(413)	1,934	2	(5)	1,932
Net Income from Continuing Operations	12,358	(2,038)		(747)		1,469		(1,621)		(2,937)	15,295	1,659		13,636
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	12,345	(2,038)		(747)		1,469		(1,621)		(2,937)	15,282	1,659		13,623
Earnings per Common Share Assuming Dilution from Continuing Operations	$4.86	(0.80)		(0.30)		0.58		(0.64)		(1.16)	$6.02	0.65		$5.37 (6)

Tax Rate	11.0%										11.2%			12.4%

Fourth Quarter 2021
Cost of sales	$3,873	419		47				(4)		462	$3,411			$3,411
Selling, general and administrative	2,830	226		10						236	2,594			2,594
Research and development	3,068	397		7				(17	)(4)	387	2,681	17	(4)	2,664
Restructuring costs	174			174						174	-			-
Other (income) expense, net	(333)	(3)				(381)				(384)	51			51
Income From Continuing Operations Before Taxes	3,909	(1,039)		(238)		381		21		(875)	4,784	(17)		4,801
Income Tax Provision (Benefit)	85	(163	)(5)	(39	)(5)	84	(5)	(2	)(5)	(120)	205			205
Net Income from Continuing Operations	3,824	(876)		(199)		297		23		(755)	4,579	(17)		4,596
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	3,820	(876)		(199)		297		23		(755)	4,575	(17)		4,592
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.51	(0.34)		(0.08)		0.12		0.01		(0.29)	$1.80	(0.01)		$1.81 (6)

Tax Rate	2.2%										4.3%			4.3%

Third Quarter 2021
Cost of sales	$3,450	346		48						394	$3,056			$3,056
Selling, general and administrative	2,336	61		5						66	2,270			2,270
Research and development	2,445	48		8				(87	)(4)	(31)	2,476	87	(4)	2,389
Restructuring costs	107			107						107	-			-
Other (income) expense, net	(450)	(10)				(684)				(694)	244			244
Income From Continuing Operations Before Taxes	5,266	(445)		(168)		684		87		158	5,108	(87)		5,195
Income Tax Provision (Benefit)	695	(96	)(5)	(26	)(5)	151	(5)	1	(5)	30	665	(1	)(5)	666
Net Income from Continuing Operations	4,571	(349)		(142)		533		86		128	4,443	(86)		4,529
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	4,567	(349)		(142)		533		86		128	4,439	(86)		4,525
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.80	(0.14)		(0.06)		0.21		0.04		0.05	$1.75	(0.04)		$1.78 (6)

Tax Rate	13.2%										13.0%			12.8%

Second Quarter 2021
Cost of sales	$3,104	345		38				37	(3)	420	$2,684			$2,684
Selling, general and administrative	2,281	25		2						27	2,254			2,254
Research and development	4,321	16		6				1,765	(4)	1,787	2,534	(1,765)		4,299
Restructuring costs	82			82						82	-			-
Other (income) expense, net	(103)	117				(258)				(141)	38			38
Income From Continuing Operations Before Taxes	1,717	(503)		(128)		258		(1,802)		(2,175)	3,892	1,765		2,127
Income Tax Provision (Benefit)	503	(98	)(5)	(15	)(5)	57	(5)	(11	)(5)	(67)	570	3	(5)	567
Net Income from Continuing Operations	1,214	(405)		(113)		201		(1,791)		(2,108)	3,322	1,762		1,560
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	1,213	(405)		(113)		201		(1,791)		(2,108)	3,321	1,762		1,559
Earnings per Common Share Assuming Dilution from Continuing Operations	$0.48	(0.16)		(0.04)		0.08		(0.71)		(0.83)	$1.31	0.69		$0.61 (6)

Tax Rate	29.3%										14.6%			26.7%

First Quarter 2021
Cost of sales	$3,199	497		27				188	(3)	712	$2,487			$2,487
Selling, general and administrative	2,187	10		3						13	2,174			2,174
Research and development	2,412	18		7						25	2,387			2,387
Restructuring costs	297			297						297	-			-
Other (income) expense, net	(455)	(28)				(561)				(589)	134			134
Income From Continuing Operations Before Taxes	2,987	(497)		(334)		561		(188)		(458)	3,445			3,445
Income Tax Provision (Benefit)	238	(89	)(5)	(41	)(5)	123	(5)	(249	)(5)	(256)	494			494
Net Income from Continuing Operations	2,749	(408)		(293)		438		61		(202)	2,951			2,951
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	2,745	(408)		(293)		438		61		(202)	2,947			2,947
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.08	(0.16)		(0.11)		0.17		0.02		(0.08)	$1.16			$1.16

Tax Rate	8.0%										14.3%			14.3%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect acquisition and divestiture-related costs, including $169 million of transaction costs related to Acceleron Pharma Inc. (Acceleron) in the fourth quarter and full year. Amounts included in research and development expenses reflect the amortization of intangible assets, and for the fourth quarter and full year also reflect a $275 million in-process research and development (IPR&D) impairment charge related to the ArQule, Inc. acquisition, as well as $105 million of Acceleron transaction costs. Amounts included in other (income) expense, net, reflect changes in the estimated fair value measurement of liabilities for contingent consideration and royalty income related to the termination of the Sanofi-Pasteur MSD joint venture. Additionally, amounts in the second quarter and full year include a loss on a forward exchange contract entered into in conjunction with the spin-off of Organon.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Reflects a charge for the discontinuation of COVID-19 development programs.

(4) Represents amounts related to the acquisitions of Pandion Therapeutics, Inc., VelosBio Inc. and OncoImmune that were previously excluded from non-GAAP results, but are now included in non-GAAP results as a result of a change in non-GAAP reporting.

(5) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments. Certain other items in the first quarter and full year include a net tax benefit of $208 million and $207 million, respectively, related to the settlement of certain federal income tax matters.

(6) Revised non-GAAP EPS was calculated by dividing revised non-GAAP income by the weighted-average shares for the period, which may be different than subtracting the impact of the non-GAAP reporting changes from non-GAAP EPS as previously reported.

MERCK & CO., INC.
2020 ANNUAL GAAP TO NON-GAAP RECONCILIATION - CONTINUING OPERATIONS
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)

In 2022, the Company will be changing the treatment of certain items for purposes of its non-GAAP reporting. Historically, Merck’s non-GAAP results excluded expenses for upfront and milestone payments related to collaborations and licensing agreements, as well as charges related to pre-approval assets obtained in transactions accounted for as asset acquisitions, to the extent the charges were considered by the Company to be significant to the results of a particular period (as well as any related adjustments recorded in a subsequent period). Beginning in 2022, Merck’s non-GAAP results will no longer exclude charges related to these items. This change affects previously reported non-GAAP results for the 2020 annual period as set forth below.

The table below reflects the reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. As the results of the businesses contributed to Organon & Co. in the June 2021 spin-off are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP as Previously Reported	Impact of Non- GAAP Reporting Changes		Revised Non- GAAP as Recast
Full Year 2020
Cost of sales	$13,618	3,355		175				260	(3)	3,790	$9,828			$9,828
Selling, general and administrative	8,955	225		47						272	8,683			8,683
Research and development	13,397	12		83				4,243	(4)	4,338	9,059	(4,198	)(5)	13,257
Restructuring costs	575			575						575	-			-
Other (income) expense, net	(890)	50				(1,292)		(20)		(1,262)	372			372
Income from Continuing Operations Before Taxes	5,863	(3,642)		(880)		1,292		(4,483)		(7,713)	13,576	4,198		9,378
Income Tax Provision (Benefit)	1,340	(627	)(6)	(80	)(6)	284	(6)	(303	)(6)	(726)	2,066	237	(6)	1,829
Net Income from Continuing Operations	4,523	(3,015)		(800)		1,008		(4,180)		(6,987)	11,510	3,961		7,549
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	4,519	(3,015)		(800)		1,008		(4,180)		(6,987)	11,506	3,961		7,545
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.78	(1.19)		(0.31)		0.40		(1.65)		(2.75)	$4.53	1.56		$2.97	(7)

Tax Rate	22.9%										15.2%			19.5%

Only the line items that are affected by non-GAAP adjustments are shown.
Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the Company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the Company along with other metrics. In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect a $1.6 billion intangible asset impairment charge related to ZERBAXA and expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect acquisition and divestiture-related costs, including $95 million of transaction costs related to the acquisition of ArQule, Inc. Amounts included in other (income) expense, net, primarily reflect costs related to increases in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.
(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the Company's formal restructuring programs.
(3) Reflects a charge for the discontinuation of COVID-19 development programs.
(4) Represents charges of $2.7 billion for the acquisition of VelosBio Inc., $1.1 billion for upfront payments related to license and collaboration agreements, $462 million for the acquisition of OncoImmune and $45 million for the discontinuation of COVID-19 development programs.
(5) Represents charges of $2.7 billion for the acquisition of VelosBio Inc., $1.1 billion for upfront payments related to license and collaboration agreements and $462 million for the acquisition of OncoImmune that were previously excluded from non-GAAP results, but are now included in non-GAAP results as a result of a change in non-GAAP reporting.
(6) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments. Acquisition and divestiture-related costs also includes a tax cost of $67 million, representing an adjustment to the tax benefits recorded in conjunction with the 2015 Cubist Pharmaceuticals, Inc. acquisition.
(7) Revised non-GAAP EPS was calculated by dividing revised non-GAAP income by the weighted-average shares for the period, which may be different than subtracting the impact of the non-GAAP reporting changes from non-GAAP EPS as previously reported.